Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ALEXZA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	77-0567768
(State of Incorporation)	(I.R.S. Employer Identification No.)

Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

(650) 944-7000

(Address of principal executive offices)

2005 Equity Incentive Plan

2005 Non-Employee Directors’ Stock Option Plan

2005 Employee Stock Purchase Plan

(Full title of the plans)

Thomas B. King

President and Chief Executive Officer

Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

(650) 944-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James C. T. Linfield, Esq.

Brent Fassett, Esq.

Cooley LLP

380 Interlocken Crescent, Suite 900

Broomfield, Colorado 80021

(720) 566-4000

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, par value $0.0001 per share	233,751 shares	$4.725	$1,104,473.48	$142.26

(1)	Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans as set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 24, 2014, in accordance with Rule 457(c) of the Securities Act.

The chart below details the calculation of the registration fee:

Title of Securities to be Registered	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2005 Equity Incentive Plan	100,000	$4.725	$472,500.00
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2005 Employee Stock Purchase Plan	75,000	$4.725	$354,375.00
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2005 Non-Employee Directors’ Stock Option Plan	58,751	$4.725	$277,598.48

Total	233,751		$1,104,473.48

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 100,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Equity Incentive Plan; (ii) 75,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Employee Stock Purchase Plan; and (iii) 58,751 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENT ON FORM S-8

Alexza Pharmaceuticals, Inc. is hereby registering an additional (i) 100,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Equity Incentive Plan; (ii) 75,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Employee Stock Purchase Plan; and (iii) 58,751 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan. The contents of the Registration Statement on Form S-8 (File No. 333-132593), as filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2006, is incorporated herein by reference.

All documents incorporated by reference, including those filings that contain the Registrant’s financial statements, that were filed with the Commission prior to June 12, 2012 do not reflect the occurrence of the 10:1 reverse split of the Registrant’s common stock that was effected on June 12, 2012.

EXHIBITS

Exhibit Number

4.1(1)	Specimen common stock certificate

4.2(2)	Restated Certificate of Incorporation, as currently in effect

4.3(3)	Certificate of Amendment to the Restated Certificate of Incorporation, as currently in effect

4.4(4)	Certificate of Amendment to the Restated Certificate of Incorporation, as currently in effect

4.5(5)	Amended and Restated Bylaws, as currently in effect

4.6(6)	Amendment to the Amended and Restated Bylaws, as currently in effect

5.1*	Opinion of Cooley LLP

23.1*	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(7)	2005 Equity Incentive Plan, as amended

99.2(8)	2005 Non-Employee Directors’ Stock Option Plan

99.3(9)	Amendment to 2005 Non-Employee Directors’ Stock Option Plan

99.4(10)	Amendment to 2005 Non-Employee Directors’ Stock Option Plan

99.5(11) 99.6(12)	Amendment to 2005 Non-Employee Directors’ Stock Option Plan 2005 Employee Stock Purchase Plan, as amended

*	Filed herewith.
(1)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.
(2)	Filed as Exhibit 3.1 to the Registrant’s Registration Statement on Form S-3 (333-182341), originally filed with the Commission on June 26, 2012, and incorporated by reference herein.
(3)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-3 (333-182341), originally filed with the Commission on June 26, 2012, and incorporated by reference herein.
(4)	Filed as Exhibit 3.3 to the Registrant’s Registration Statement on Form S-3 (333-182341), originally filed with the Commission on June 26, 2012, and incorporated by reference herein.

(5)	Filed as Exhibit 3.7 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.
(6)	Filed as Exhibit 3.8 to the Registrant’s Annual Report on Form 10-K (File No. 000-51820), originally filed with the Commission on March 17, 2008, and incorporated by reference herein.
(7)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-51820), originally filed with the Commission on August 2, 2011, and incorporated by reference herein.
(8)	Filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.
(9)	Filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 000-51820), originally filed with the Commission on November 9, 2010, and incorporated by reference herein.
(10)	Filed as Exhibit 99.4 to the Registrant’s Registration Statement on Form S-8 (333-186249), originally filed with the Commission on January 28, 2013, and incorporated by reference herein.
(11)	Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 000-51820), originally filed with the Commission on November 6, 2013, and incorporated by reference herein.
(12)	Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 000-51820), originally filed with the Commission on August 2, 2011, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on March 25, 2014.

ALEXZA PHARMACEUTICALS, INC.

By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints THOMAS B. KING and MARK OKI, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas B. King Thomas B. King	President, Chief Executive Officer and Director (Principal Executive Officer)	March 25, 2014

/s/ Mark K. Oki Mark K. Oki	Senior Vice President, Finance, Chief Financial Officer and Secretary (Principal Financial Officer and Principal Accounting Officer)	March 25, 2014

/s/ J. Kevin Buchi J. Kevin Buchi	Director	March 25, 2014

/s/ Deepika R. Pakianathan Deepika R. Pakianathan	Director	March 25, 2014

/s/ J. Leighton Read J. Leighton Read	Director	March 25, 2014

/s/ Gordon Ringold Gordon Ringold	Director	March 25, 2014

/s/ Isaac Stein Isaac Stein	Director	March 25, 2014

/s/ Joseph L. Turner Joseph L. Turner	Director	March 25, 2014

EXHIBITS

Exhibit Number

4.1(1)	Specimen common stock certificate

4.2(2)	Restated Certificate of Incorporation, as currently in effect

4.3(3)	Certificate of Amendment to the Restated Certificate of Incorporation, as currently in effect

4.4(4)	Certificate of Amendment to the Restated Certificate of Incorporation, as currently in effect

4.5(5)	Amended and Restated Bylaws, as currently in effect

4.6(6)	Amendment to the Amended and Restated Bylaws, as currently in effect

5.1*	Opinion of Cooley LLP

23.1*	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(7)	2005 Equity Incentive Plan, as amended

99.2(8)	2005 Non-Employee Directors’ Stock Option Plan

99.3(9)	Amendment to 2005 Non-Employee Directors’ Stock Option Plan

99.4(10)	Amendment to 2005 Non-Employee Directors’ Stock Option Plan

99.5(11)	Amendment to 2005 Non-Employee Directors’ Stock Option Plan

99.6(12)	2005 Employee Stock Purchase Plan, as amended

*	Filed herewith.
(1)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.
(2)	Filed as Exhibit 3.1 to the Registrant’s Registration Statement on Form S-3 (333-182341), originally filed with the Commission on June 26, 2012, and incorporated by reference herein.
(3)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-3 (333-182341), originally filed with the Commission on June 26, 2012, and incorporated by reference herein.
(4)	Filed as Exhibit 3.3 to the Registrant’s Registration Statement on Form S-3 (333-182341), originally filed with the Commission on June 26, 2012, and incorporated by reference herein.
(5)	Filed as Exhibit 3.7 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.
(6)	Filed as Exhibit 3.8 to the Registrant’s Annual Report on Form 10-K (File No. 000-51820), originally filed with the Commission on March 17, 2008, and incorporated by reference herein.
(7)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-51820), originally filed with the Commission on August 2, 2011, and incorporated by reference herein.
(8)	Filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.
(9)	Filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 000-51820), originally filed with the Commission on November 9, 2010, and incorporated by reference herein.
(10)	Filed as Exhibit 99.4 to the Registrant’s Registration Statement on Form S-8 (333-186249), originally filed with the Commission on January 28, 2013, and incorporated by reference herein.
(11)	Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 000-51820), originally filed with the Commission on November 6, 2013, and incorporated by reference herein.
(12)	Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 000-51820), originally filed with the Commission on August 2, 2011, and incorporated by reference herein.